UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 1, 2006

BEAR STEARNS MORTGAGE FUNDING TRUST 2006-AC1
(Exact name of issuing entity as specified in its charter)

BEAR STEARNS ASSET BACKED SECURITIES I LLC
(Exact name of depositor as specified in its charter)

EMC MORTGAGE CORPORATION
(Exact name of sponsor as specified in its charter)

Delaware	333-131374-14	20-0842986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York		10179
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.02.     Change of Servicer or Trustee.

On November 1, 2006, EMC Mortgage Corporation (“EMC”) transferred to Wells Fargo Bank, N.A. (“Wells Fargo”) the servicing rights with respect to certain mortgage loans serviced by EMC backing the Bear Stearns Mortgage Funding Trust 2006-AC1, Asset-Backed Certificates, Series 2006-AC1 pursuant to (1) a Bulk Servicing Rights Purchase and Sale Agreement dated as of January 1, 2006, between EMC as seller and Wells Fargo Bank, N.A. as purchaser, and (2) the Acknowledgment Agreement, dated as November 1, 2006, between EMC as seller and Wells Fargo Bank, N.A. as purchaser. Wells Fargo resigned as Trustee and HSBC Bank USA, National Association was appointed as successor trustee pursuant to a Resignation, Appointment and Acceptance Agreement, effective as of November 1, 2006.

HSBC Bank USA, National Association (“HSBC Bank”) will act as trustee (the “Trustee”) under the Pooling and Servicing Agreement. HSBC Bank is a national banking association. The Depositor and the Master Servicer may maintain other banking relationships in the ordinary course of business with the Trustee. The Trustee’s corporate trust office is located at 452 Fifth Avenue, New York, New York 10018, Attention: Corporate Trust or at such other address as the Trustee may designate from time to time.

HSBC Bank, has been, and currently is, serving as trustee for numerous securities transactions involving similar residential mortgage pool assets to those found in this transaction.

Item 9.01.     Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits:

Exhibit No.	Description
99.1
Resignation, Successor Appointment and Acceptance Agreement, effective as of November 1, 2006, among Wells Fargo Bank, N.A., as resigning trustee, HSBC Bank USA, National Association, as successor trustee and Bear Stearns Asset Backed Securities I LLC, as depositor.

99.2	Agency Agreement, dated as of November 1, 2006, between HSBC Bank USA, National Association, as trustee and Wells Fargo Bank, N.A., as agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

By:	/S/ Baron Silverstein
Name:	Baron Silverstein
Title:	Vice President

Dated: December 15, 2006

EXHIBIT INDEX

Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description

99.1
Resignation, Successor Appointment and Acceptance Agreement, effective as of November 1, 2006, among Wells Fargo Bank, N.A., as resigning trustee, HSBC Bank USA, National Association, as successor trustee and Bear Stearns Asset Backed Securities I LLC, as depositor.

99.2	Agency Agreement, dated as of November 1, 2006, between HSBC Bank USA, National Association, as trustee and Wells Fargo Bank, N.A., as agent.